SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               November 7, 2006
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               (Date of Report: Date of earliest event reported)


                                   OCIS, Inc.
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           (Exact name of registrant as specified in its charter)


          Nevada               333-91436                  26-0014658
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


              2081 South Lakeline Drive, Salt Lake City, Utah 84109
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 467-4566
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                                NA
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)).


                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 7, 2006, OCIS, Inc. (the "Company") issued a press release announcing the execution of a Letter of Intent to acquire Ecology Coating, Inc., a California corporation ("Ecology Coating"). A copy of this press release is filed as an exhibit to this Current Report on Form 8-K as Exhibit 99.1.

Additionally, on November 7, 2006, the Company issued a press release announcing the naming of Mr. F. Thomas Krotine as President and Chief Executive Officer of the Company. A copy of this press release is filed an exhibit to this Current Report on Form 8-K as Exhibit 99.2.

ITEM 9.01  Financial statements and Exhibits

(c)      Exhibits

Exhibit No.             Description

  99.1         Press release dated November 7, 2006

  99.2         Press release dated November 7, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          OCIS, Inc.


                                          By:s/s Kirk Blosch
                                             ----------------------------
Date: November 7, 2006                      Kirk Blosch, Chief Executive
                                             Officer


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